                           SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ /  Preliminary Proxy Statement                        / / Confidential, for Use of the Commission
                                                            Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            EXPERT SOFTWARE, INC.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                             EXPERT SOFTWARE, INC.
                          800 DOUGLAS ROAD, SUITE 750
                            CORAL GABLES, FL  33134






                                                                    May 30, 1996


Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Expert Software, Inc. (the "Company") to be held on Wednesday, June 26, 1996, at 9:30 a.m., local time, at The Arch Room, 800 Douglas Road, Coral Gables, FL 33134 (the "Annual Meeting").


     The Annual Meeting has been called for the purpose of electing two Class I Directors for a three-year term each, ratifying the selection by the Board of Directors of Arthur Andersen LLP as the Company's independent auditors for 1996, and considering and voting upon such other business as may properly come before the meeting or any adjournments or postponements thereof.


     The Board of Directors has fixed the close of business on May 1, 1996, as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.


     The Board of Directors of the Company recommends that you carefully review the enclosed Proxy Statement and recommends that you vote "FOR" the election of the two nominees of the Board of Directors as Directors of the Company and the selection of Arthur Andersen LLP as the Company's independent auditors for 1996.


     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.


                                      Very truly yours,

                                      /s/ Kenneth P. Currier

                                      Kenneth P. Currier
                                      Chief Executive Officer
                                      and Secretary

                             EXPERT SOFTWARE, INC.
                          800 DOUGLAS ROAD, SUITE 750
                            CORAL GABLES, FL  33134
                                 (305) 567-9990


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                     TO BE HELD ON WEDNESDAY, JUNE 26, 1996


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Expert Software, Inc. (the "Company") will be held on Wednesday, June 26, 1996, at 9:30 a.m., local time, at The Arch Room, 800 Douglas Road, Coral Gables, FL 33134 (the "Annual Meeting") for the purpose of considering and voting upon:

      1. The election of Kenneth P. Currier and A. Bruce Johnston as Class I Directors to serve until the 1999 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

      2. The ratification of the selection by the Board of Directors of Arthur Andersen LLP as the Company's independent auditors for 1996; and

      3. Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on May 1, 1996 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only holders of common stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

     A list of the stockholders of the Company as of the record date will be available during ordinary business hours at the offices of the Company for inspection by any stockholder for any purpose germane to the Annual Meeting for the ten days prior to the Annual Meeting.

     In the event there are not sufficient votes with respect to the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

                                    By Order of the Board of Directors

                                    /s/ Kenneth P. Currier

                                    Kenneth P. Currier
                                    Chief Executive Officer
                                    and Secretary

Coral Gables, Florida
May 30, 1996

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                             EXPERT SOFTWARE, INC.
                          800 DOUGLAS ROAD, SUITE 750
                            CORAL GABLES, FL  33134
                                 (305) 567-9990

                                  ____________

                                PROXY STATEMENT
                                  ____________

                         ANNUAL MEETING OF STOCKHOLDERS


                     TO BE HELD ON WEDNESDAY, JUNE 26, 1996


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Expert Software, Inc. (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held on Wednesday, June 26, 1996, at 9:30 a.m., local time, at The Arch Room, 800 Douglas Road, Coral Gables, FL 33134, and any adjournments or postponements thereof (the "Annual Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting.

     The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about May 30, 1996 in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on May 1, 1996, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). Only holders of common stock of record at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 7,470,451 shares of the Company's common stock, par value $.01 per share ("Common Stock"), outstanding and entitled to vote at the Annual Meeting and 76 stockholders of record. As of the Record Date, the closing price of a share of the Company's Common Stock on The Nasdaq Stock Market ("Nasdaq") was $13.25. Each holder of a share of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record for each matter properly submitted at the Annual Meeting.

     The Annual Report of the Company, including financial statements for the fiscal year ended December 31, 1995, is being mailed to stockholders concurrently with this Proxy Statement. The Annual Report, however, is not part of the proxy solicitation materials.

     The presence, in person or by proxy, of a majority of the total number of outstanding shares issued, outstanding and entitled to vote at a meeting of stockholders of Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and "broker non-votes" will be counted as present for determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. A "broker non-vote" is a proxy from a broker or other nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote the shares on a particular matter with respect to which the broker or other nominee does not have discretionary voting power.

     A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect a nominee as a Director of the Company. Abstentions and broker non-votes will not be counted as voting with respect to the election of Directors and therefore, will not have an effect on the election of Directors. With respect to the election of Directors, votes may only be cast in favor of or withheld from the nominee.

     A quorum being present, the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required to ratify the selection of Arthur Andersen LLP as the independent auditors of the Company. Accordingly, abstentions will be counted as votes against the ratification of the selection of Arthur Andersen LLP as the Company's independent auditors but broker non-votes will have no effect on such ratification.

     STOCKHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE. COMMON STOCK REPRESENTED BY PROPERLY EXECUTED PROXIES RECEIVED BY THE COMPANY AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED THEREIN. IF NO INSTRUCTIONS ARE MADE ON THE ACCOMPANYING PROXY CARD
THEN THE PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL SET FORTH HEREIN.   IF
OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS. THE BOARD OF DIRECTORS IS NOT AWARE OF ANY MATTERS OTHER THAN THE ELECTION OF DIRECTORS AND THE RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT AUDITORS THAT WILL BE PRESENTED AT THE ANNUAL MEETING.

     Any properly completed proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by giving written notice of such revocation to the Secretary of the Company, or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person. Any stockholder of record as of the Record Date attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the presence, without further action, of a stockholder at the Annual Meeting will not constitute a revocation of a previously given proxy.


                   PROPOSAL NUMBER I - ELECTION OF DIRECTORS

     The Board of Directors of the Company consists of six members and is divided into three classes, with two Directors in each class. Directors serve for three-year terms with one class of Directors being elected by the Company's stockholders at each annual meeting.

     At the Annual Meeting, two Class I Directors will be elected to serve until the 1999 annual meeting and until their successors are duly elected and qualified. The Board of Directors has nominated Kenneth P. Currier and A. Bruce Johnston for re-election as Class I Directors. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the re-election of Messrs. Currier and Johnston as Directors. Each of the nominees has agreed to stand for re-election and to serve if re-elected as a Director. However, if any of the persons nominated by the Board of Directors fails to stand for re-election or is unable to accept re-election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

VOTE REQUIRED FOR APPROVAL

     A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect a nominee as a Director of the Company.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE "FOR" THE RE-ELECTION OF THE TWO NOMINEES OF THE BOARD OF DIRECTORS AS DIRECTORS OF THE COMPANY.

                        INFORMATION REGARDING DIRECTORS


     Set forth below is certain information regarding the Directors of the Company, including the two Class I Directors who have been nominated by the Board of Directors for re-election at the Annual Meeting, based on information furnished by them to the Company.


                                                                    DIRECTOR
NAME                                                  AGE            SINCE
- ----                                                  ---           --------

CLASS I-TERM EXPIRES 1996

Kenneth P. Currier* ................................  47              1992
A. Bruce Johnston* .................................  36              1992

CLASS II-TERM EXPIRES 1997

Stephen J. Clearman ................................  45              1992
Charles E. Noell III ...............................  44              1992

CLASS III-TERM EXPIRES 1998

Susan A. Currier ...................................  46              1992
Douglas G. Carlston ................................  49              1993

_______________________________
*    Nominee for re-election.


     The principal occupation and business experience during at least the last five years for each Director of the Company is set forth below.

     KENNETH P. CURRIER, a co-founder of the Company, has served as a Director, Chief Executive Officer and Secretary of the Company since its inception in October 1992. Mr. Currier also co-founded the Company's predecessor, Softsync, Inc. ("Softsync") a publisher of consumer software, in 1982, and served as President of Softsync from 1990 until formation of the Company in 1992. Mr. Currier is the spouse of Susan A. Currier, President and a Director of the Company.

     A. BRUCE JOHNSTON has served as a Director of the Company since October 1992. Mr. Johnston has been a Principal of TA Associates, a private equity investor, since January 1996 and was a Vice President of TA Associates from June 1992 to December 1995. Prior to that, Mr. Johnston was a General Manager of Lotus Development Corporation, a software publisher, from June 1988 to June 1992. Mr. Johnston serves as a director of Trident International, Inc. as well as a number of privately-held companies.

     STEPHEN J. CLEARMAN has served as a Director of the Company since October 1992. Mr. Clearman has been a general partner of Geocapital Partners, a venture capital management firm, since he co-founded that firm in 1984. Mr. Clearman also serves as a director of Restor Industries, Inc., a repair and manufacturing services provider to the telecommunications industry. Mr. Clearman also serves as a director of a number of privately-held companies.

     CHARLES E. NOELL III has served as a Director of the Company since October 1992. Mr. Noell has been President and Chief Executive Officer of JMI, Inc., a private holding company, since January 1992. Prior to that, Mr. Noell was a Managing Director of Alex. Brown & Sons Incorporated from 1981 to 1992. Mr. Noell also serves as a director of Transaction Systems Architects, Inc., an electronic funds transfer software company, and a number of privately-held companies.

     SUSAN A. CURRIER, a co-founder of the Company, has served as a Director and President of the Company since its inception in October 1992. Ms. Currier also co-founded the Company's predecessor, Softsync, in 1982, and served as Vice President responsible for sales and marketing of Softsync from 1990 until formation of the Company in 1992. Ms. Currier is the spouse of Kenneth P. Currier, Chief Executive Officer and a Director of the Company.

     DOUGLAS G. CARLSTON has served as a Director of the Company since December 1993. Mr. Carlston has been Chief Executive Officer and Chairman of the Board of Broderbund Software, Inc., a publisher of consumer software, since November 1989. He also served as President and a director of Broderbund from September 1981 until November 1989.

     The Board of Directors of the Company held nine meetings during 1995. During 1995, each of the incumbent Directors except for Douglas G. Carlston attended at least 75% of the total number of meetings of the Board and of the committees of which he or she was a member during the term of his or her service as Director. The Board of Directors has established an Audit Committee and a Compensation Committee.

     Audit Committee. The Audit Committee reviews the adequacy of internal controls, the results and scope of annual audits, and other services provided by the Company's independent auditors. The members of the Audit Committee are Douglas G. Carlston and Charles E. Noell III. The Audit Committee meets periodically with management and the independent auditors. The Audit Committee met one time during 1995.

     Compensation Committee.   The Compensation Committee establishes salaries,
incentives and other forms of compensation for officers of the Company and administers the incentive compensation and benefit plans of the Company. The members of the Compensation Committee are Stephen J. Clearman and A. Bruce Johnston. The Compensation Committee met one time during 1995.

     The Board of Directors does not have a standing nominating committee or a committee performing such functions. The full Board of Directors performs the function of such a committee.

     Directors are not currently compensated by the Company for services as directors, with the exception of Mr. Carlston who was paid $1,000 per Board meeting prior to March 12, 1996. A new compensation plan for certain outside directors was adopted by the Board on March 12, 1996. The new compensation plan applies to directors who are not officers or employees of the Company and have no previous financial interest in the Company. In accordance with the plan, such outside directors receive an annual retainer of $5,000, $1,500 per Board meeting except for telephonic meetings, and $250 per each telephonic Board meeting. All Directors are reimbursed for expenses incurred in connection with attendance at meetings.

     The Company also has an Amended and Restated 1992 Stock Option Plan (the "1992 Option Plan") pursuant to which eligible non-employee Directors are entitled to receive options to purchase shares of Common Stock in accordance with the formula provisions thereof. On December 9, 1993, Douglas Carlston was also granted a nonqualified option to purchase 30,000 shares of Common Stock at $.85 per share, which vests in ratable monthly installments on the first day of each month over a 48-month period. Although the other non-employee Directors are eligible to receive options pursuant to certain formula provisions of the 1992 Option Plan, no options have been granted to date pursuant to such formula provisions.

                               EXECUTIVE OFFICERS

     The names and ages of all current executive officers of the Company and the principal occupation and business experience during at least the last five years for each are set forth below.


        Name                         Age                Position
        ----                         ---                --------


Kenneth P. Currier ................  47   Chief Executive Officer and Secretary

Susan A. Currier ..................  46   President

Charles H. Murphy .................  51   Chief Financial Officer and Treasurer

Timothy R. Leary ..................  44   Vice President of Sales

Kenneth J. Tarolla ................  35   Vice President of Development



     MR. CURRIER has held the positions of Chief Executive Officer and Secretary of the Company since the Company's inception in October 1992. Mr. Currier has also been a Director of the Company since 1992. See "Information Regarding Directors" above.

     MS. CURRIER has held the position of President of the Company since the Company's inception in October 1992. Ms. Currier has also been a Director of the Company since 1992. See "Information Regarding Directors" above.

     CHARLES H. MURPHY has served as Chief Financial Officer of the Company since April 1996. Prior to that, Mr. Murphy was Chief Financial Officer at Mergent International, Inc., a company which specializes in desktop and enterprise security software applications, from 1995 to 1996. Prior to Mergent, Mr. Murphy was Vice President of Finance, Secretary and Director at Package Machinery Company, a manufacturer of specialty machinery, from 1986 to 1995.

     TIMOTHY R. LEARY has served as Vice President of Sales of the Company from its formation in October 1992. Mr. Leary was the Vice President of Sales at Softsync from April 1992 through October 1992. Prior to that, Mr. Leary was Vice President of Sales of Aapps Corporation, a computer hardware and software manufacturer, from April 1989 to March 1992.

     KENNETH J. TAROLLA has served as Vice President of Development of the Company since December 1994. Prior to that, Mr. Tarolla was Vice President, Creative Development of Viacom New Media, an entertainment software publisher, from May 1993 to November 1994, and a Vice President of Viacom New Media's predecessor, ICOM Simulations, Inc., from January 1990 to May 1993.


     Each of the officers holds his respective office until the regular annual meeting of the Board of Directors following the annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier resignation or removal.

                             EXECUTIVE COMPENSATION

     The following sections of this Proxy Statement set forth and discuss the compensation paid or awarded during the last two years to the Company's Chief Executive Officer and the four other most highly compensated executive officers who earned in excess of $100,000 during the year ended December 31, 1995 (collectively, the "Named Executives").


SUMMARY COMPENSATION TABLE

     The following table shows for the fiscal years ended December 31, 1994, and 1995 compensation paid by the Company to the Named Executives.

                                                                                       Long Term Compensation
                                                                                  -------------------------------------
                                                       Annual Compensation            Awards                Payouts
                                             -----------------------------------  ------------------------  --------
                                                                       Other                  Securities                All
                                                                       Annual     Restricted  Underlying    LTIP       Other
                                                                    Compensation    Stock      Options     Payouts   Compensation
Name and Principal Position          Year    Salary ($)  Bonus ($)     ($)        Awards ($)     (#)         ($)        ($)
- ---------------------------          ----    ----------  ---------  ------------  ----------  ---------    -------   ------------
Kenneth P. Currier                   1995     125,000     50,000        --           --             --        --         --
   Chief Executive Officer and       1994     110,000     86,188        --           --        125,000        --         --
   Secretary

Susan A. Currier                     1995     125,000     50,000        --           --             --        --         --
   President                         1994     110,000     86,188        --           --        125,000        --         --

Robert A. Muccini  (1)               1995     100,000     19,420        --           --             --        --         --
   Chief Financial Officer and       1994         769         --        --           --         30,000        --         --
   Treasurer

Timothy R. Leary                     1995      90,000     71,820        --           --          5,000        --         --
   Vice President of Sales           1994      80,000     73,992        --           --             --        --         --

Kenneth J. Tarolla                   1995     110,000     21,502        --           --             --        --         --
   Vice President of                 1994       9,275         --        --           --         30,000        --         --
   Development

(1) Mr. Muccini was employed as Chief Financial Officer of the Company until April 19, 1996.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth each grant of stock options during 1995 to the Named Executives. No stock appreciation rights ("SARs") have been granted.



                                                                                                           Potential Realizable
                                                                                                            Value at Assumed
                                                                                                          Annual Rates of Stock
                                                                                                           Price Appreciation
                                                  Individual Grants                                        for Option Term (3)
                         -------------------------------------------------------------------------------- ----------------------
                                                    % of Total
                             Number of             Options/SARs
                             Securities             Granted to
                          Underlying Options   Employees in Fiscal    Exercise or Base
Name                      Grantee (#)  (1)           Year (2)          Price ($/Sh)       Expiration Date   5%  ($)    10%  ($)
- -----------------------  -------------------   -------------------    ----------------    ---------------   -------    --------
Kenneth P. Currier.....               --                  --                 --                   n/a           --          --
Susan A. Currier.......               --                  --                 --                   n/a           --          --
Robert A. Muccini......               --                  --                 --                   n/a           --          --
Timothy R. Leary.......       5,000  (4)                3.8%               7.70                01/03/05     24,212      61,359
Kenneth J. Tarolla.....               --                  --                 --                   n/a           --          --

- -----------------------

(1) All options were granted pursuant to the Amended and Restated 1992 Stock Option Plan.

(2) Percentages are based on a total of shares of Common Stock underlying all options granted to employees of the Company in 1995.

(3) This column shows the hypothetical gains or option spreads of the options granted based on assumed annual compound stock appreciation rates of 5% and 10% over the full 10-year terms of the options. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices.

(4) These stock options vest in equal quarterly increments over a four year period.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END VALUES

     The following table sets forth the shares acquired and the value realized upon exercise of stock options during 1995 by the Named Executives and certain information concerning the number and value of unexercised options.



                                                                  Number of Securities         Value of Unexercised
                                                                 Underlying Unexercised      In-the-Money Options at
                                                                 Options at FY-End  (#)          FY-End  ($)  (1)
                                                                ---------------------------  --------------------------
                           Shares Acquired on    Value Realized
Name                         Exercise  (#)           ($)         Exercisable  Unexercisable  Exercisable  Unexercisable
- ------------------------   ------------------    --------------  -----------  -------------  -----------  -------------
Kenneth P. Currier......        56,250              520,312        130,208       88,542       1,794,271     1,199,484
Susan A. Currier........        56,250              520,312        130,208       88,542       1,794,271     1,199,484
Robert A. Muccini.......            --                   --          6,500       23,500          73,060       264,140
Timothy R. Leary........            --                   --         17,675       29,895         238,554       384,669
Kenneth J. Tarolla......            --                   --          6,500       23,500          73,060       264,140

- ------------------------

(1) Based on the fair market value of the Common Stock on December 31, 1995 ($14.00 per share), less the aggregate option exercise price. Options are in-the-money if the market value of the shares covered thereby is greater than the option exercise price.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     As of May 1, 1996, the members of the Compensation Committee of the Board of Directors were Stephen J. Clearman and A. Bruce Johnston. Messrs. Clearman and Johnston are each associated with an investment partnership which owns Common Stock and which previously held shares of preferred stock of the Company and subordinated notes issued by the Company. During 1995, the Company redeemed all of the outstanding preferred stock and repaid all of its subordinated indebtedness. See "Certain Relationships and Related Transactions." No executive officers of the Company serve on the Compensation Committee.


REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     The Compensation Committee establishes salaries, incentives and other forms of compensation for officers of the Company and administers the incentive compensation and benefit plans of the Company, including the 1992 Option Plan. The members of the Compensation Committee have prepared the following report on the Company's executive compensation policies and philosophy for 1996.

General

     The Compensation Committee (the "Committee") of the Board of Directors of the Company is composed of two independent outside Directors. There are no insiders on the Committee and there are no Committee members with interlocking relationships with the Company or any of its affiliates. The Chief Executive Officer ("CEO") and the President of the Company are invited to attend and participate in Committee meetings, except when their compensation is being discussed. The CEO and President make recommendations to the Committee regarding compensation for all other officers and employees of the Company. The Compensation Committee considers the CEO and President's recommendations, approves or revises them, and submits its conclusions to the Board. The

Board of Directors has final authority regarding executive compensation and establishes compensation guidelines for other employees.

Compensation Philosophy

     It is the Company's philosophy and practice to pay fair and competitive wages and salaries to its employees and executive officers in order to attract and retain highly-qualified employees. The Committee and the Board believe that the compensation of the Company's executive officers should be significantly influenced by the Company's performance. Accordingly, the Company's practice has been to establish base cash salaries at levels deemed appropriate by the Committee based on historic Company compensation levels and the Committee's experience and knowledge as to compensation levels at other companies, and to designate an additional portion of the compensation of each officer is contingent upon corporate performance. In assessing compensation levels, the Committee has periodically reviewed industry-specific compensation surveys and has retained the services of an independent compensation consulting organization.

     The executive group participates in an annual management incentive (bonus) program. The bonus pool is available to the extent that the Company meets or exceeds financial performance goals. The Compensation Committee establishes these goals and objectives based on the Company's historical performance and discussions with management.

     The Company also maintains a stock option plan to provide long-term incentives to maximize shareholder value by rewarding employees for the long-term appreciation of the Company's share price. Options are typically subject to four-year vesting. Generally, option grants are made to executives in connection with their initial hire. The Board has also approved grants in connection with a significant change in responsibilities, as a reward for outstanding performance, and to provide incentives for continued employment. The number of shares subject to each stock option granted, is based on anticipated future contribution and the ability of the individual to affect corporate results.

     The total compensation for the four most highly-compensated executives is described in this proxy statement starting on page 6 and the compensation for the CEO and President is also discussed below.

Compensation of the Chief Executive Officer and President

     Each of the CEO and President of the Company had a base salary of $125,000 in fiscal year 1995, which was determined by reference to competitive compensation survey data as well as the Company's historical practices and internal salary structures. The Compensation Committe has voted voted to increase the base salary for each of these individuals to $170,000 effective January 1, 1996, subject to ratification by the entire Board of Directors.

     Each of the CEO' s and President's performance bonus is tied directly to the Company's achievement of financial goals. Prior to 1995, when the Company was a private company, the key factor was the Company's operating income. For 1995, the President and CEO's bonus was based on achievement of net income targets. The Compensation Committee reserves the right to adjust these targets based on unusual or one-time events which affect net income to the extent such events are approved by the Board of Directors. Thus, for example, the reduction in net income attributed to the Company's acquisition of SWFTE International, Ltd. and cancellation of the proposed follow-on stock offering in November 1995 were excluded from the calculation of net income for executive compensation purposes. In 1995, the CEO and President each received cash bonuses of $50,000 which represented 40% of their base salaries. These bonuses reflected the strong growth and operating performance of the Company under the leadership of the CEO and the President, who are also founders of the Company.

New Federal Tax Regulations

     As a result of new Section 162(m) of the Internal Revenue Code (the "Code"), the Company's deduction of executive compensation may be limited to the extent that a "covered employee" (i.e., a Named Executive who is employed on the last day of the Company's taxable year and whose compensation is reported in the summary compensation table in the Company's proxy statement) receives compensation in excess of $1,000,000 in such taxable year of the Company (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code). The Company does not anticipate that the compensation for any of the Named Executives will exceed $1,000,000 in the current taxable year, but intends to take appropriate action to comply with such regulations, if applicable, in the future.


     STEPHEN J. CLEARMAN                         A. BRUCE JOHNSTON


SHAREHOLDER RETURN PERFORMANCE GRAPH

     The following stock performance graph compares the cumulative total return of the Company's Common Stock from April 11, 1995, the date the Company's initial public offering became effective, to the cumulative total return for the same period of the Nasdaq Stock Market Index and the index of Nasdaq Computer and Data Processing Stocks. The graph assumes that the value of the investment in the Company and each index at April 11, 1995 was $100 and that all dividends were reinvested.


                             EXPERT SOFTWARE, INC.
                             PERFORMANCE COMPARISON


                                    [CHART]

EXPERT SOFTWARE, INC.
STOCK PERFORMANCE DATA

                                          Nasdaq
               Expert       Nasdaq       Computer
  Date        Software      Market       "Peers"
  ----        --------      ------       --------
  4/11/95     $100.00       $100.00       $100.00
 12/31/95      $94.90       $128.60       $136.50



EMPLOYMENT AGREEMENTS

     As of February 23, 1995, the Company entered into employment agreements with each of Kenneth P. Currier and Susan A. Currier pursuant to which they are employed as Chief Executive Officer and President of the Company, respectively. These employment agreements currently provide for the payment of an annual salary to each of the Curriers in 1996, which is subject to increase by the Compensation Committee of the Board of Directors. The Compensation Committe has voted voted to increase the base salary for each of these individuals from $125,000 to $170,000 effective January 1, 1996, subject to ratification by the entire Board of Directors.

     These employment agreements also entitle each of the Curriers to receive annual cash bonuses in amounts, and based upon the achievement of Company objectives, established from year-to-year by the Compensation Committee. These agreements terminate on December 31, 1996, subject to automatic one-year extensions on each December 31st unless earlier terminated by either the executive or the Company. Under the employment agreements, each of the Curriers is entitled to severance benefits equal to six months salary and benefits plus a pro rated cash bonus in the event of either a termination of their employment by the Company without cause or a termination by the executive in response to certain changes in the executive's employment circumstances, subject to increase to one-year's salary and benefits plus a pro rated cash bonus after a change in control of the Company (as defined in the agreements) in the event of either a termination of employment by the Company without cause or a termination by the executive in response to certain changes in the executive's employment circumstances.


                 PROPOSAL II - RATIFICATION OF THE SELECTION OF
                      ARTHUR ANDERSEN LLP AS THE COMPANY'S
                              INDEPENDENT AUDITORS

     The firm of Arthur Andersen LLP ("Arthur Andersen") has been selected by the Board of Directors to be the Company's independent auditors for 1996. Arthur Andersen has served as independent auditors of the Company and its subsidiaries since November 1993.

     The financial statements of the Company for the year ended December 31, 1995 have been audited and reported upon by Arthur Andersen. Arthur Andersen also performed tax services and additionally provided accounting services for the Company in 1995 in connection with the Swfte acquisition.

     The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting is necessary to ratify the selection of Arthur Andersen as the independent auditors of the Company. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN AS THE COMPANY'S INDEPENDENT AUDITORS FOR 1996. Should the selection of Arthur Andersen as independent auditors of the Company not be ratified by the shareholders, the Board of Directors will reconsider the matter. A representative of Arthur Andersen LLP will be present at the Annual Meeting and will be given the opportunity to make a statement if he or she so desires. The representative will be available to respond to appropriate questions.


                  AMENDED AND RESTATED 1992 STOCK OPTION PLAN

Summary of the Plan

     The Company, since its inception, has used stock options as a part of its overall program of compensation. The Company's Amended and Restated 1992 Stock Option Plan (the "Plan" or the "1992 Option Plan") was originally adopted by the Board of Directors on October 21, 1992, and amended and restated with the approval of the stockholders on February 23, 1995. The issuance of securities pursuant to the Plan has been registered under the Securities Act of 1933, as amended, on a registration statement on Form S-8, which was filed with the

Securities and Exchange Commission on June 26, 1995. The Board believes that the Plan has been and continues to be an important incentive in attracting, maintaining and motivating key employees and Directors of the Company. Although no action by the stockholders with respect to the Plan is proposed to be taken, a description of the material features of the Plan is required in this Proxy Statement in order for the Plan to be qualified under Rule 16b-3 of the Securities Exchange Act of 1934, as amended. The following discussion of the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan itself.

     The Plan is currently administered by the Compensation Committee of the Board of Directors which determines the options to be granted and prescribes the terms and provisions of the options granted under the Plan, including the times of grants, the individuals to whom options are granted, exercise price, vesting schedules and the number of shares subject to any options. The Compensation Committee also has the authority to interpret the Plan and grants thereunder and to establish, amend and revoke rules for administration of the Plan.

Nature of Options

     The Plan provides for the granting of "incentive stock options" (as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")) to officers and employees (including employee Directors) of the Company or its subsidiaries, as well as for the granting of nonqualified stock options to employees and non-employee Directors of the Company and to consultants and other key persons who provide services to the Company (regardless of whether they are also employees). Currently, 2,250,000 shares of Common Stock are reserved for issuance under the Plan, of which 792,722 shares remain available for grant as of May 15, 1996.

Eligibility

     All 150 officers and employees of the Company are eligible to participate in the Plan. The type and amount of awards are determined by the Compensation Committee based on a variety of factors, including an individual's position and performance. Stock options are designed to attract and retain executives who make significant contributions to the Company's success; reward executives for such significant contributions; and give executives a longer-term incentive to increase shareholder value.

     Non-employee Directors ("Outside Directors"), of which there are currently 4, are eligible to receive nonqualified stock options in accordance with certain formula provisions contained in the Plan. Pursuant to this formula, each Outside Director who holds no unvested options and is either (1) elected or re-elected to the Board by the stockholders after 1997, or (2) first elected by the stockholders after 1995, shall automatically be granted a nonqualified stock option to purchase 30,000 shares of Common Stock at a price equal to the fair market value of the Common Stock on the date of grant. This grant shall vest in three ratable annual installments on the date immediately prior to each
of the next three annual meetings of stockholders.   If an Outside Director is
appointed to the Board more than six months prior to the annual meeting of stockholders at which he or she will stand for election, such Director will be granted a prorated option based upon the length of time between the Director's appointment and the stockholder's meeting at which he or she will stand for election.

Option Terms

     The term of any incentive stock option granted under the 1992 Option Plan may not exceed ten years from the date of grant. No incentive stock option may be granted under the 1992 Option Plan to any person who owns at the date of grant shares of Common Stock representing in excess of 10% of the voting power of all outstanding capital stock of the Company unless the exercise price for Common Stock subject to such option is at least 110% of the fair market value of such stock at the time of grant and the option term does not exceed five years. No options may be transferred by the optionee other than by will or the laws of descent and distribution. Each option may be exercised, during the lifetime of the optionee, only by such optionee or his or her guardian or legal representative. If the Company consolidates or merges with or into another corporation, or is involved in a similar transaction, then the Plan and the options granted thereunder terminate unless the successor corporation assumes the Plan and the options granted thereunder or issues substitute options. In the event of such a termination of the Plan and outstanding options, optionholders shall have fifteen days in which to exercise all vested options and up to an additional 50% of any unvested options granted on or prior to February 23, 1995. The minimum number of shares with respect to which an option may be exercised at any one time shall be 100 shares, or such lesser number as is subject to exercise under the option at that time. The Plan also provides that no option may be vested, in whole or part until six months from the date of grant.

Exercise Price

     The exercise price of all incentive stock options granted under the Plan must be at least equal to the fair market value of the Common Stock of the Company on the date of grant. The aggregate fair market value of Common Stock (determined as of the time of grant) with respect to which incentive stock options are first exercisable by an individual in any calendar year may not exceed $100,000. Payment of the exercise price for any options granted under the 1992 Option Plan may be made in cash or, if authorized by the applicable option agreement and if permitted by law, shares of Common Stock.

Options Granted

     The following table sets forth, as of May 15, 1996, the number of shares of the Company's Common Stock underlying options granted pursuant to the Plan and the range of exercise prices for (i) each of the Named Executive Officers,
(ii) all executive officers as a group, (iii) all directors who are not executive officers as a group, and (iv) all employees, including all officers who are not executive officers, as a group.



                                                     Range of Exercise        Number of Shares
                Name and Position                    Prices  ($)  (1)         Underlying Options
- -------------------------------------------------    -----------------        ------------------
Kenneth P. Currier, Chief Executive Officer......       $0.10-$13.25               348,750
Susan A. Currier, President......................       $0.10-$13.25               348,750
Robert A. Muccini, former Chief Financial Officer              $2.76                 8,500
Timothy R. Leary, Vice President of Sales........        $0.10-$7.70                47,570
Kenneth J. Tarolla, Vice President of Development       $2.76-$12.25                45,000
Executive Group..................................       $0.10-$13.25               798,570
Non-Executive Director Group.....................              $0.85                30,000
Non-Executive Officer Employee Group.............       $0.85-$20.75               178,887

- -------------------------------------------------

(1) Represents range of exercise prices for options outstanding at May 15, 1996.



Amendments and Termination

     The Plan will terminate in October 2002. The Board has the authority to amend or terminate the Plan, although stockholder approval is required for any amendments if necessary to ensure that options granted under the Plan are exempt under Rule 16b-3 of the Exchange Act or that incentive stock options are qualified under Section 422 of the Code, and no such action may adversely affect any outstanding option without such holder's consent.

Federal Income Tax Consequences

     The following is a summary of the principal federal income tax consequences pertaining to options granted under the Plan. It does not describe all federal tax consequences under the Plan, nor does it describe state or local tax consequences.

     Nonqualified Stock Options. No income is realized by the optionee at the time a nonqualified stock option is granted. Generally, (1) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of Common Stock underlying such option (the "Shares") on the date of exercise, and the Company receives a tax deduction for the same amount, and (2) upon sale of the Shares, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the Shares have been held. Special rules may apply where the optionee is subject to Section 16(b) of the Exchange Act or where all or a portion of the exercise price is paid by tendering Shares.

     Incentive Stock Options. In general, no taxable income is realized by the optionee upon the grant or exercise of an incentive stock option. For purposes of calculating alternative minimum taxable income, however, incentive stock options are generally treated in the same manner as nonqualified stock options described above. Thus, the difference between the exercise price and the fair market value of the Shares underlying such option on the date of exercise is generally included in the calculation of alternative minimum taxable income, so that the exercise of an incentive stock option may result in alternative minimum tax liability for the optionee.

     If the Shares issued to an optionee pursuant to the exercise of an incentive stock option are not disposed of within two years from the date of grant or within one year after the date of exercise, then (1), in general, upon sale of such Shares, any amount realized in excess of the option exercise price (the amount paid for the Shares) will be treated as long-term capital gain and any loss sustained will be treated as long-term capital loss, and (2) there will be no deduction for the Company for federal income tax purposes.

     If Shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), generally, (1) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the Shares at exercise (or, if less, the amount realized on a sale of such Shares) over the option price thereof, and (2) the Company will be entitled to deduct such amount.

     Special rules may apply where the optionee is subject to Section 16(b) of the Exchange Act or where all or a portion of the exercise price of the incentive stock option is paid by tendering Shares.

Market Value

     On March 31, 1996, the closing price of a share of Common Stock on Nasdaq was $14.00.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In October 1992, the Company purchased substantially all of the software licenses and certain other assets of the Expert division of Softsync, a wholly owned subsidiary of Bloc, for an aggregate amount of approximately $8.4 million (the "1992 Acquisition"). As part of the 1992 Acquisition, the Company incurred $3.9 million in subordinated indebtedness to the Company's investors. Included in that indebtedness was approximately $2.2 million to various funds associated with TA Associates, approximately $738,000 to Geocapital II, L.P., approximately $502,000 to JMI Equity Fund, L.P., approximately $310,000 to the entities included in the Chestnut Group and approximately $60,000 to Kenneth and Susan Currier, collectively. A. Bruce Johnston, a Director of the Company, is a Principal of TA Associates. Stephen J. Clearman, a Director of the Company, is a general partner of the general partner of Geocapital II, L.P. Charles E. Noell III, a Director of the Company, is a general partner of the general partner of JMI Equity Fund, L.P. Kenneth and Susan Currier are Directors and the Chief Executive Officer and President of the Company, respectively. The Company repaid the subordinated indebtedness along with all accrued but unpaid interest with approximately $4.4 million of the net proceeds from the Company's initial public offering in April 1995.

     Also in connection with the 1992 Acquisition, the Company issued 2,200 shares of redeemable preferred stock for an aggregate purchase price of $2.2 million, including approximately $1.2 million of redeemable preferred stock to various funds associated with TA Associates, $417,000 to Geocapital II, L.P., $283,000 to JMI Equity Fund, L.P., $170,000 to the entities included in the Chestnut Group and $33,000 to Kenneth and Susan Currier, collectively. The Company redeemed such redeemable preferred stock upon the consummation of the Company's initial public offering in April 1995 at a redemption price equal to the original purchase price therefor plus all accrued but unpaid dividends thereon. Approximately $2.2 million of the net proceeds from such offering was used to redeem the redeemable preferred stock.

     The Investment and Stockholders Agreement entered into by the Company and the investors in connection with the 1992 Acquisition (the "Stockholders Agreement"), with the exception of the registration rights and related provisions, terminated automatically upon the closing of the Company's initial public offering in April 1995. Accordingly, the Company and such investors amended the Stockholders Agreement effective upon the closing of such offering to delete most provisions other than those relating to registration rights and related matters, and to expand the scope of the indemnification provided to the investors.

     The Company has a policy whereby all transactions between the Company and its officers, directors and affiliates (other than employment and compensation matters) will be reviewed by the Audit Committee of the Company's Board of Directors or a comparable committee.


                     PRINCIPAL AND MANAGEMENT STOCKHOLDERS

     The following table sets forth, to the best knowledge and belief of the Company, certain information regarding the beneficial ownership of the Company's Common Stock as of March 31, 1996 by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each of the Company's Directors, (iii) each of the Named Executive Officers and (iv) all of the Company's executive officers and Directors as a group.




                                                   SHARES
   DIRECTORS, EXECUTIVE OFFICERS                 BENEFICIALLY       PERCENT OF
        AND 5% STOCKHOLDERS                        OWNED(1)          CLASS(2)
        -------------------                        --------          --------
TA Associates Group ...........................  2,050,543 (3)        27.4%
 High Street Tower, Suite 2500
 125 High Street
 Boston, MA  02110

Geocapital II, L.P. ...........................    691,545            9.3%
 One Bridge Plaza
 Fort Lee, NJ  07024

JMI Equity Fund, L.P. .........................    470,287            6.3%
 1414 South West Freeway
 Suite 6200
 Sugarland, TX  77478


T. Rowe Price Associates, Inc. ................    703,000 (4)        9.4%
 100 East Pratt Street
 Baltimore, MD  21202

Waddell & Reed, Inc. ..........................    413,000 (5)        5.5%
 2001 Third Avenue South
 Birmingham, AL 35233

Kenneth P. Currier ............................    688,708   (6)   8.8%
Susan A. Currier ..............................    688,708   (7)   8.8%
A. Bruce Johnston .............................      3,213   (8)   *
Stephen J. Clearman ...........................    691,545   (9)   9.3%
Charles E. Noell III ..........................    470,287  (10)   6.3%
Douglas G. Carlston ...........................     18,125  (11)   *
Robert A. Muccini .............................      8,500  (12)   *
Kenneth J. Tarolla ............................      9,938  (13)   *
Timothy R. Leary ..............................     39,896  (14)   *
All directors and executive officers
as a group (9 persons) ........................  1,930,212  (15)   24.6%

_____________________________
* Represents less than 1% of the outstanding shares.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of March 31, 1996 are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the purpose of an other person.

(2) Applicable percentage of ownership is based on 7,470,451 shares of Common Stock outstanding as of March 31, 1996 together with applicable options for each stockholder.

(3) Includes 1,171,321 shares of Common Stock held by Advent VI L.P., 525,780 shares held by Advent Atlantic and Pacific II L.P., 189,866 shares held by Advent Industrial II L.P., 146,054 shares held by Advent New York L.P., and 17,526 shares held by TA Venture Investors, L.P. The respective general partners of Advent VI L.P., Advent Atlantic and Pacific II L.P., Advent Industrial II L.P., Advent New York L.P. and TA Venture Investors L.P. (collectively, the "TA Associates Group") exercise sole investment and voting power with respect to shares of Common Stock held by such entities. A. Bruce Johnston, a Director of the Company, is a Principal of TA Associates. Also includes 87,559 shares of Common Stock which, subsequent to March 31, 1996, the TA Associates Group has indicated a bona fide intention to sell as reported in certain Forms 144 dated May 14, 1996, as follows: 50,017 shares by Advent IV L.P., 22,451 shares by Advent Atlantic & Pacific L.P., 8,107 shares by Advent Industrial II L.P., 6,236 shares by Advent New York L.P., and 748 shares by TA Venture Investors, L.P.


(4) As reported in a Schedule 13G dated February 14, 1996 and filed with the Securities and Exchange Commission, these securities are owned by various individual and institutional investors for which T. Rowe Price Associates, Inc. serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, T. Rowe Price Associates is deemed to be a beneficial owner of such securities; however,
     T. Rowe Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(5) As reported in a Schedule 13G dated February 14, 1996 and filed with the Securities and Exchange Commission jointly by Waddell & Reed, Inc., Waddell & Reed Financial Services, Inc., Torchmark Corporation, United Investors Management Company, and Liberty National Life Insurance Company.

(6) Includes 344,354 shares of Common Stock beneficially owned by Mr. Currier's wife, Susan A. Currier, as to which Mr. Currier disclaims beneficial ownership, 76,000 shares beneficially owned by Mr. and Ms. Currier jointly and 158,854 shares which Mr. Currier may acquire upon the exercise of stock options within 60 days of March 31, 1996. Also includes 20,000 shares of Common Stock sold by Mr. Currier subsequent to March 31, 1996 as reported in a Form 144 dated May 14, 1996.

(7) Includes 344,354 shares of Common Stock beneficially owned by Ms. Currier's husband, Kenneth P. Currier, as to which Ms. Currier disclaims beneficial ownership, 76,000 shares beneficially owned by Mr. and Ms. Currier jointly and 158,854 shares which Ms. Currier may acquire upon the exercise of stock options within 60 days of March 31, 1996. Also includes 20,000 shares of Common Stock sold by Ms. Currier's husband subsequent to March 31, 1996 as reported in a Form 144 dated May 14, 1996.

(8) Represents 3,213 shares of Common Stock beneficially owned by A. Bruce Johnston through TA Venture Investors L.P. which are included in the 17,526 shares described in footnote (2) above as being owned by TA Venture Investors L.P. Does not include any shares beneficially owed by Advent VI L.P., Advent Atlantic and Pacific II L.P., Advent Industrial II L.P. or Advent New York L.P., or the remainder of the shares described in footnote
     (2) above as being owned by TA Venture Investors L.P., as to which Mr. Johnston disclaims beneficial ownership.

(9) Includes 691,545 shares of Common Stock held by Geocapital II, L.P. Stephen J. Clearman, BVA Associates, James Harrison and Irwin Lieber are the general partners (the "Geocapital General Partners") of Softven Management which is the sole general partner of Geocapital II, L.P., and share voting and investment power with respect to these shares. The Geocapital General Partners disclaim beneficial ownership of such shares, except to the extent of each partner's proportionate pecuniary interest therein.

(10) Includes 470,287 shares of Common Stock held by JMI Equity Fund, L.P. Charles E. Noell III, Harry S. Gruner, Anthony Moores and Norris van den Berg are the general partners (the "JMI General Partners") of JMI Partners, L.P., which is the sole general partner of JMI Equity Fund, L.P., and share voting and investment power with respect to such shares. The JMI General Partners disclaim beneficial ownership of such shares, except to the extent of each partner's proportionate pecuniary interest therein.

(11) Consists of 18,125 shares of Common Stock which Mr. Carlston may acquire upon the exercise of stock options within 60 days of March 31, 1996.

(12) Consists of 8,500 shares of Common Stock which Mr. Muccini may acquire upon the exercise of stock options within 60 days of March 31, 1996.

(13) Consists of 9,938 shares of Common Stock which Mr. Tarolla may acquire upon the exercise of stock options within 60 days of March 31, 1996.

(14) Includes approximately 22,466 shares which Mr. Leary may acquire upon the exercise of stock options within 60 days of March 31, 1996.

(15) Includes approximately 376,737 shares which may be acquired upon the exercise of stock options within 60 days of March 31, 1996.


      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of the Company's outstanding shares of Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and Nasdaq. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Section 16(a) reports were required for those persons, the Company believes that during the fiscal year ended December 31, 1995, all filing requirements were complied with, except in the case of Dennis

Gilman, former Vice President of Operations of the Company, who failed to timely file two reports regarding two exercises of options to purchase Common Stock and five sales of the Common Stock.


                            EXPENSES OF SOLICITATION

     The Company will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain Directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram or personal interview. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares of Common Stock held of record by them and such custodians will be reimbursed for their expenses.


          SUBMISSION OF STOCKHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

     Stockholder proposals intended to be presented at the 1997 annual meeting of stockholders must be received by the Company on January 30, 1997 in order to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting. Such a proposal must also comply with the requirements as to form and substance established by applicable laws and regulations in order to be included in the proxy statement.

     The Company's By-laws provide that any stockholder of record wishing to have a stockholder proposal considered at an annual meeting must provide written notice of such proposal and appropriate supporting documentation, as set forth in the By-laws, to the Company at its principal executive office not less than 75 days nor more 120 days prior to the first anniversary of the date of the preceding year's annual meeting; provided, however, that in the event the annual meeting is scheduled to be held on a date more than 30 days before the anniversary of the date of the preceding year's annual meeting, a stockholder's notice shall be timely if delivered to, or mailed to and received by, the Company on the later of the 75th day prior to the scheduled date of such annual meeting or the 15th day following the day on which public announcement of the date of such annual meeting is first made by the Company.

     Any such proposal should be mailed to: Secretary, Expert Software, Inc., 800 Douglas Road, Suite 750, Coral Gables, Florida 33134.


                                 OTHER MATTERS

     The Board of Directors does not know of any matters other than those described in this Proxy Statement which will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.


     STOCKHOLDERS MAY OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K AS AMENDED BY FORM 10-K/A, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995 BY WRITING TO EXPERT SOFTWARE, INC., 800 DOUGLAS ROAD, SUITE 750, CORAL GABLES, FLORIDA 33134.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                                                      APPENDIX A

PROXY

                            EXPERT SOFTWARE, INC.

                   Proxy for Annual Meeting of Stockholders

                                June 26, 1996


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        THE UNDERSIGNED hereby appoints Kenneth P. Currier and Susan A. Currier and each of them, proxies, with full power of substitution, to represent and vote all shares of the Common Stock, $.01 par value of Expert Software, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at The Arch Room, 800 Douglas Road, Coral Gables, Florida on Wednesday, June 26, 1996, at 9:30 A.M., local time, and at any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting and Proxy Statement, dated May 30, 1996.

        THIS PROXY WILL BE VOTED AS SPECIFIED BY THE STOCKHOLDER, BUT IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSED ELECTION OF DIRECTORS AND THE RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT AUDITORS. A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.


                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE

- --------------------------------------------------------------------------------

                                                             THIS IS YOUR PROXY.

                                                         YOUR VOTE IS IMPORTANT.

        Regardless of whether you plan to attend the Annual Meeting of Stockholders, you can be sure your shares are represented at the meeting by returning your proxy in the enclosed envelope.

[X]     Please mark
        votes as in
        this example.

        The Board of Directors recommends that you vote
        FOR the proposals listed below.

        The proxies are instructed to vote as follows:

1.      Election of Class I Directors

        Nominees:  Kenneth P. Currier and A. Bruce Johnston
        [ ] FOR                                                 [ ] WITHHELD

        [ ]
            ---------------------------------------
            For both nominees except as noted above

2.      Ratification of the selection of Arthur Andersen LLP as the Company's independent auditors for 1996.
                                        [ ] FOR         [ ] AGAINST             [ ] ABSTAIN

        MARK HERE FOR
        ADDRESS CHANGE   [ ]
        AND NOTE AT LEFT
                                                        WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE DATE, SIGN
                                                        AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR SHARES MAY
                                                        BE REPRESENTED AT THE MEETING.

                                                        (Please sign exactly as your name(s) appears on your stock certificate.
                                                        Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. It is requested that corporation proxies be signed by the
                                                        President or Vice President and the Secretary or Assistant Secretary.)

Signature:                               Date:                    Signature:                               Date:
           ----------------------------        ----------------              ----------------------------        ----------------